LORD ABBETT RESEARCH FUND, INC. Lord Abbett Classic Stock Fund Lord Abbett Small Cap Value Fund

Supplement dated June 21, 2013 to the

Statement of Additional Information dated April 1, 2013

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1.                  The following paragraphs will replace the second, third, and fifth paragraphs in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-3 of the Statement of Additional Information (the “SAI”):

The portfolio management team for each of Calibrated Dividend Growth Fund and Classic Stock Fund is headed by Walter H. Prahl and Frederick J. Ruvkun. Messrs. Prahl and Ruvkun are jointly and primarily responsible for the day-to-day management of each Fund.

Robert P. Fetch is primarily responsible for the day-to-day management of Small Cap Value Fund.

2.                  The following rows will replace the rows of the table on page 5-3 of the SAI with respect to other accounts managed by the portfolio managers of Classic Stock Fund and Small Cap Value Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Classic Stock Fund	Walter H. Prahl*	4/$1,770	0/$0	$0
	Frederick J. Ruvkun*	4/$1,770	0/$0	$0
Small Cap Value Fund	Robert P. Fetch*	11/$12,613	3/$603**	415/$2,462***

+ Total assets are in millions.

* The amount shown is as of April 30, 2013.

** Included in the number of accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $575 million in assets.

*** Does not include $383 million for which Lord Abbett provides investment models to managed account sponsors.

3.                  The following rows will replace the rows of the table with respect to the portfolio holdings of the portfolio managers of Classic Stock Fund and Small Cap Value Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page 5-5 of the SAI:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Classic Stock Fund	Walter H. Prahl*	X
	Frederick J. Ruvkun*	X
Small Cap Value Fund	Robert P. Fetch*							X
* The amount shown is as of May 31, 2013.

Please retain this document for your future reference.